Exhibit 10.28

SECOND AMENDMENT AGREEMENT

AMENDMENT AGREEMENT (“Amendment”) dated as of December 31, 2018 to the Committed Facility Agreement dated as of March 1, 2017 between BNP Paribas Prime Brokerage International, Ltd. (“BNPP PB”) and Broomall Funding LLC (“Customer”).

WHEREAS, BNPP PB and Customer previously entered into a Committed Facility Agreement dated as of March 1, 2017 (as amended from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement as provided herein;

NOW THEREFORE, in consideration of the mutual agreements provided herein, the parties agree to amend the Agreement as follows:

1.	Amendment to Section 6 of the Agreement (‘Scope of Committed Facility’)

Section 6 of the Agreement is hereby amended by replacing the following paragraph currently appearing at the end thereof:

“Notwithstanding the foregoing or anything to the contrary herein, on or at any time after the occurrence of a Funding Event, BNPP PB shall have the option to terminate this Agreement immediately upon notice. Upon termination resulting from the exercise of such option, BNPP PB shall pay to Customer a fee equal to 50 bps on the amount of Maximum Commitment Financing. BNPP PB shall provide notice to Customer of any downgrade of BNP Paribas’ long-term credit rating by any of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd.”

With the following paragraph:

“Notwithstanding the foregoing or anything to the contrary herein, upon the occurrence of a Funding Event, this Agreement shall terminate and all outstanding cash financing shall be governed in accordance with the terms of the U.S. PB Agreement. BNPP PB shall endeavor to provide prompt notice to Customer of: (i) the occurrence of a Funding Event and (ii) any downgrade of BNP Paribas’ long-term credit rating by any of Standard & Poor’s Ratings Services, Moody’s Investor Service, Inc. or Fitch Ratings, Ltd.”

2.	Representations

Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment, in each case, however, except for any representation that refers to a specific date, as to which each party represents to the other party that such representation is true and accurate as of such specific date and is deemed to be given or repeated by each party, as the case may be, as of such specific date.

3.	Miscellaneous

(a)	Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings specified for such terms in the Agreement.

(b)	Entire Agreement. The Agreement as amended and supplemented by this Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto. Except as expressly set forth herein, the terms and conditions of the Agreement remain in full force and effect.

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(c)	Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(Signature page follows)

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IN WITNESS WHEREOF the parties have executed this Amendment with effect from the first date specified on the first page of this Amendment.

BNP PARIBAS PRIME BROKERAGE INTERNATIONAL, LTD.	BROOMALL FUNDING LLC

/s/ Brian Cahalan	/s/ William Goebel
Name: Brian Cahalan	Name: William Goebel
Title: Managing Director	Title: Chief Financial Officer

/s/ Robert Luzzo
Name: Robert Luzzo
Title: Managing Director

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